UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2017

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ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2017, the employment agreement between Acceleron Pharma Inc. (the “Company”) and Steven D. Ertel, the Company’s Executive Vice President and Chief Operating Officer was amended (the "Amendment") due to Mr. Ertel's change in duties resulting from his diagnosis of amyotrophic lateral sclerosis (ALS). As of the date of the Amendment, Mr. Ertel will no longer serve as the Company's Executive Vice President and Chief Operating Officer and will serve as Special Advisor to the Chief Executive Officer.

Pursuant to the Amendment, Mr. Ertel shall receive a bonus for services during 2017 equal to one-half of his bonus target, or 20% of his annual base salary, payable within thirty days of the date of the Amendment. In addition, the Amendment provides that upon termination of Mr. Ertel's employment due to death or termination by the Company due to disability, all of Mr. Ertel's unvested and outstanding equity and equity-based awards shall vest in full as of the date of termination and all stock options then held by Mr. Ertel shall remain exercisable for the lesser of a period of three years from the date of Mr. Ertel's termination, or the original expiration date of such stock options. In the event of Mr. Ertel's termination due to disability, for one year from the date of termination the Company (i) will pay Mr. Ertel, at the time his base salary would otherwise have been paid, an amount equal to the amount by which 100% of his base salary of $448,050 exceeds any Company-offered disability insurance benefits that he may actually receive, and (ii) will pay or reimburse Mr. Ertel for the full monthly premium cost of any group health plan and/or dental plan under COBRA in which Mr. Ertel is participating at the time of his termination for the twelve months following the date of his termination by the Company.

The foregoing summary of certain terms of the Amendment is qualified in its entirety by the terms of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit
10.1*	Amendment to Amended and Restated Employment Agreement between Steven D. Ertel and Acceleron Pharma Inc., dated as of April 28, 2017
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*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John Quisel, J.D., Ph.D.
John Quisel, J.D., Ph.D.
Senior Vice President and General Counsel

Date: May 2, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1*	Amendment to Amended and Restated Employment Agreement between Steven D. Ertel and Acceleron Pharma Inc., dated as of April 28, 2017
_______________________________________________________________________________

*	Management contract or compensatory plan or arrangement.

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